UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2016

AMPHENOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 265-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 25, 2016, the stockholders of Amphenol Corporation (the “Company”) approved an amendment to the Company’s Restated Certificate of Incorporation to amend Clause 7 of Article Sixth to provide that the Company’s stockholders may remove any director from office, with or without cause, pursuant to an affirmative vote of the majority of stockholders entitled to vote for the election of directors (the “Charter Amendment”).

The full text of the Charter Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Charter Amendment became effective upon filing with the Secretary of State of the State of Delaware on May 25, 2016.

Item 5.07  Submission of Matters to a Vote of Security Holders.

(a)         The annual meeting of the stockholders of the Company was held on May 25, 2016.  As of March 28, 2016, the record date for the meeting, 307,587,119 shares of the Company’s common stock were outstanding.  A quorum of 286,380,910 shares were present or represented at the meeting.

(b)         The stockholders (i) elected each of the Company’s nominees for director; (ii) ratified the selection of Deloitte & Touche LLP as independent accountants of the Company; (iii) approved the advisory vote on compensation of named executive officers and (iv) approved an amendment to the Certificate of Incorporation to provide that the Company’s stockholders may remove any director from office, with or without cause, pursuant to an affirmative vote of the majority of stockholders entitled to vote for the election of directors.  Voting of shares for each item is as follows:

1.              Election of Directors

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ronald P. Badie	275,106,148	4,230,633	92,393	6,951,736
Stanley L. Clark	275,105,923	4,230,973	92,278	6,951,736
David P. Falck	276,373,915	2,804,459	250,800	6,951,736
Edward G. Jepsen	274,727,770	4,608,456	92,948	6,951,736
Randall D. Ledford	276,564,308	2,612,395	252,471	6,951,736
Martin H. Loeffler	274,681,489	4,655,407	92,278	6,951,736
John R. Lord	274,954,300	4,382,071	92,803	6,951,736
R. Adam Norwitt	276,010,873	3,324,878	93,423	6,951,736
Diana G. Reardon	271,751,195	7,593,240	84,739	6,951,736

2.              Ratification of Selection of Deloitte & Touche LLP as Independent Accountants of the Company:

Votes For:	284,138,521
Votes Against:	2,166,688
Abstentions:	75,701
Broker Non-Votes:	0

3.              Advisory Vote on Compensation of Named Executive Officers

Votes For:	268,442,262
Votes Against:	7,450,481
Abstentions:	3,536,431
Broker Non-Votes:	6,951,736

4.              Approval of an Amendment to the Restated Certificate of Incorporation

Votes For:	279,064,758
Votes Against:	253,292
Abstentions:	111,124
Broker Non-Votes:	6,951,736

Item 9.01              Financial Statements and Exhibits.

Exhibit No.	Document Description
3.1	Amendment to the Restated Certificate of Incorporation of Amphenol Corporation.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHENOL CORPORATION

By:	/s/ R. Adam Norwitt
R. Adam Norwitt
President and Chief Executive Officer

Date: May 26, 2016